UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2023
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition

As previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “2022 Form 10-K”), on January 1, 2023, Citizens, Inc. (the “Company”) adopted Accounting Standards Update No. 2018-12, Financial Services-Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts ("LDTI") on a modified retrospective basis with a transition date of January 1, 2021.

The Company is filing this Current Report on Form 8-K ("Current Report") to present certain previously reported financial statements and other related financial information on a basis consistent with LDTI (the "Recast Financial Supplement"). The Recast Financial Supplement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, is unaudited and provided by the Company voluntarily, and prior to the availability of the audited financial statements for the year ended December 31, 2023, to assist investors and other readers of the Company’s consolidated financial statements in evaluating LDTI’s impact on the Company’s financial position and results of operations for prior periods. It is possible that the financial statements in future filings with the U.S. Securities and Exchange Commission may differ, perhaps materially, from the information included in the Recast Financial Supplement and as such, investors and other readers should not place undue reliance on this information and should read it in conjunction with the financial information included in the Company’s 2022 Form 10-K. The Company undertakes no obligation to update or revise the information provided in the Recast Financial Supplement as a result of new information or otherwise, except as required by law.

The information in Item 2.02 and Exhibit 99.1 listed in Item 9.01 of this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Citizens, Inc. Financial Supplement for the Fourth Quarter 2022 (Recast for LDTI)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Gerald W. Shields
Chief Executive Officer and President
Date: August 24, 2023